Employee benefits - Changes in the defined benefit obligation and actuarial assumptions (Details) - MXN ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Defined benefit obligation and significant assumptions
Defined benefit obligation at beginning of the year	$ 18,153	$ 19,289	$ 13,438
Net period cost charged to profit or loss:
Current service cost	8,214	4,977	3,657
Interest cost on benefit obligation	1,872	1,424	1,000
Remeasurement losses in other comprehensive income:
Actuarial changes arising from changes in assumptions	10,192	(5,989)	1,776
Payments made	(225)	(1,548)	(582)
Defined benefit obligation at end of the year	$ 38,206	$ 18,153	$ 19,289
Discount rate	7.18%	9.91%	7.72%
Expected rate of salary increases	5.50%	5.65%	5.50%
Annual increase in minimum salary	4.00%	4.15%	4.00%
Employee profit-sharing (Note 15c)	$ 296,829	$ 187,072	$ 114,781
Employee profit sharing
Remeasurement losses in other comprehensive income:
Employee profit-sharing (Note 15c)	$ 24,097	$ 14,984	$ 9,063